INCOME TAX (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INCOME TAX
Net loss	$ (104,366)	$ (36,149)
Total income tax expense	367	65
Loss excluding income tax	(103,999)	(36,084)
Income tax recovery using the Company's domestic tax rate	(28,079)	(9,743)
Non-deductible expenses and other	398	61
Change in tax rates	0	0
Deferred income tax assets not recognized	27,314	9,617
Deferred income tax (recovery) expense	$ (367)	$ (65)